Exhibit 10.32

AMENDMENT EXECUTION PAGE

Plan Name:Amphenol Corporation Employee Savings/401(k) Plan (the “Plan”)

Employer:Amphenol Corporation

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Plan Mergers Addendum	01/01/2026
Participating Employers Addendum	01/01/2026
Eligibility, Service and Vesting Addendum	01/01/2026
Matching Employer Contributions Addendum	01/01/2026
In-Service Withdrawals Addendum	01/01/2026

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer: Amphenol Corporation		Employer: Amphenol Corporation

By:	/s/ Lily Mao	By:

Title:	VP Human Resources	Title:

Date:	December 23, 2025	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing.

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

PLAN MERGERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)

Plan Mergers - The following plan(s) were merged into the Plan on or after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable (the “merged-in plan(s)”). The provisions of the Plan are effective with respect to the merged-in plan(s) as of the date(s) indicated below:

(1)	Name of merged-in plan: Onanon, Inc.

Effective Date: 01/01/2023

(2)	Name of merged-in plan: Charles Industries, Ltd.

Effective Date: 01/01/2023

(3)	Name of merged-in plan: Amphenol Employee Deferral Savings 401(k) Plan (partial transfer only of the portion related to Amphenol Antenna Solutions, Inc.)

Effective Date: 01/01/2024

(4)	Name of merged-in plan: RFS Technologies Inc. Savings Plan

Effective Date: 01/01/2026

(A)☑The above Effective Date shall be an Entry Date for all Eligible Employees who were employees of the employer who maintained the merged-in plan immediately prior to the merger who (check one):

(i)	☐ have met the age and service requirements of the merged-in plan.
(ii)	☑ have met the age and service requirements of this Plan.
(5)	Name of merged-in plan: PCTEL, Inc. 401(k) Plan

Effective Date: 01/01/2026

(A)☑The above Effective Date shall be an Entry Date for all Eligible Employees who were employees of the employer who maintained the merged-in plan immediately prior to the merger who (check one):

(i)	☐ have met the age and service requirements of the merged-in plan.
(ii)	☑ have met the age and service requirements of this Plan.
(6)	Name of merged-in plan: Portion of the CommScope, Inc. Retirement Savings Plan representing Employees of Outside Wireless Networks LLC

Effective Date: 01/01/2026

(A)☑The above Effective Date shall be an Entry Date for all Eligible Employees who were employees of the employer who maintained the merged-in plan immediately prior to the merger who (check one):

(i)	☐ have met the age and service requirements of the merged-in plan.

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

(ii)	☑ have met the age and service requirements of this Plan.

Note: If a 411(d)(6) protected benefit in a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the merger date and shall apply only to the extent required under Code Section 411(d)(6).

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

PARTICIPATING EMPLOYERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

Note: All participating employers must be a business entity of a type recognized under Treasury Regulation Section 301.7701-2(a).

(a) ☑

Only the following Related Employers (as defined in Subsection 2.01(uu) of the Basic Plan Document) participate in the Plan (list each participating Related Employer and its Employer Tax Identification Number):

Amphenol (Maryland), Inc., 52-1176780

Amphenol Adronics, Inc., 99-0361205

Amphenol Alden Products Company, 20-4441798

Amphenol Antenna Solutions, Inc., 36-3685650

Amphenol Cable and Interconnect Technologies, Inc., 59-3177689

Amphenol Cables on Demand Corp., 20-5939172

Amphenol Custom Cable, 59-3598895

Amphenol EEC, Inc., 32-0040123

Amphenol Interconnect Products Corporation, 06-1237121

Amphenol Nelson-Dunn Technologies Inc., 95-2013186

Amphenol Network Solutions, Inc., 91-1182148

Amphenol Optimize Manufacturing Co., 86-0503978

Amphenol PCD, Inc., 04-3752492

Amphenol Printed Circuits, 02-0502908

Amphenol T&M Antennas, 06-1574456

Amphenol Tecvox LLC, 46-4191856

Ardent Concepts, 20-0050339

Charles Industry, LLC, 36-2660367, 01/01/2023

FCI USA LLC, 27-1370902

Onanon, Inc., 77-0023432, 01/01/2023

Outside Wireless Networks LLC, 99-2025544

PCTEL, Inc., 77-0364943

Piezotech, LLC, 35-2091566

RFS Technologies Inc., 13-3379797

SV Microwave, Inc., 65-0368031

Sine Systems Corporation, 06-1274360

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

Times Fiber Communications, Inc., 06-0955048

Times Microwave Systems, Inc., 01-0816035

(b) ☐	All Related Employer(s) as defined in Subsection 2.01(uu) of the Basic Plan Document participate in the Plan as soon as administratively feasible.

(c) ☐	All Related Employer(s) as defined in Subsection 2.01(uu) of the Basic Plan Document participate in the Plan at the time described in Subsection 2.01(u) of the Basic Plan Document.

(d)

Notwithstanding the previous specific inclusion of an employer as a participating employer through an election in (a), (b), or (c) above, unless specified otherwise by the Employer, a participating employer will cease participating in the Plan immediately when it is no longer a Related Employer and the term “Employer” shall not include such employer unless provided otherwise below.

(1) ☑

If the common control relationship (as defined in Code Section 414(c)) of any participating employer changes in such a way that such participating employer is no longer a Related Employer, then such employer shall continue to be a participating employer and the Plan shall be a multiple employer plan as provided in Section 18.05 of the Basic Plan Document.

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

ELIGIBILITY, SERVICE AND VESTING ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)	Different Vesting Schedule

Note: With regard to contributions for Plan Years beginning after December 31, 2006, any schedule provided hereunder must be, at each year, at least as favorable as one of the schedules in C or D in the table shown in Section 1.16(c). In addition, each eligible group defined below must be a definitely determinable group, cannot be subject to the discretion of the Employer, and cannot be designed such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(1)	A vesting schedule different from the vesting schedule selected in Section 1.16 applies to the Participants and contributions described below.
(A)	The following vesting schedule applies to the class of Participants described in (a)(1)(B) and the contributions described in (a)(1)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(1)(A) above applies to the following class of Participants:

All Participants for the Safe Harbor Match Contributions that transfer into the Plan.

(C)	The vesting schedule specified in (a)(1)(A) above applies to the following contributions:

Prior ER SafeHarbor Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(2)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(2)(B) and the contributions described in (a)(2)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(2)(A) above applies to the following class of Participants:

Employees of FCI USA LLC who were participants in the FCI USA LLC Employee 401(k)  Savings Plan who merged into this Plan on 10/3/2016.

(C)	The vesting schedule specified in (a)(2)(A) above applies to the following contributions:

Match - Non - Discretionary.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(3)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(3)(B) and the contributions described in (a)(3)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(3)(A) above applies to the following class of Participants:

Former Participants from Ardent Concepts Retirement Plan who merged into the Plan on  11/03/2020.

(C)	The vesting schedule specified in (a)(3)(A) above applies to the following contributions:

Nonelective - Discretionary.

ER Discretionary Match.

Prior ER SafeHarbor Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(4)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(4)(B) and the contributions described in (a)(4)(C) below:

Years of Vesting Service	Vested Interest
0	0
1	20
2	40
3	60
4	80
5	100

(B)	The vesting schedule specified in (a)(4)(A) above applies to the following class of Participants:

Participants in the Amphenol Subsidiaries 401(k) Plan who merged into this Plan effective 11-1-18 who either; 1. terminated from the Amphenol Subsidiaries 401(k) Plan prior to 12-1-05 or 2. terminated in the Amphenol Backplane Systems 401(k) Plan prior to 12-1-05.

(C)	The vesting schedule specified in (a)(4)(A) above applies to the following contributions:

Employer Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(5)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(5)(B) and the contributions described in (a)(5)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(5)(A) above applies to the following class of Participants:

Participants in the Amphenol Subsidiaries 401(k) Plan who merged into this Plan effective 11-1-18 who were hired prior to 08/01/2001.

(C)	The vesting schedule specified in (a)(5)(A) above applies to the following contributions:

Employer Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(6)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(6)(B) and the contributions described in (a)(6)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(6)(A) above applies to the following class of Participants:

Participants that merged from the CommScope, Inc. Retirement Savings Plan on 01/01/2026 for  the Discretionary Match Contribution and Nonelective Contributions.

(C)	The vesting schedule specified in (a)(6)(A) above applies to the following contributions:

Old ER/PS Money.

Prior Employer Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(7)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(7)(B) and the contributions described in (a)(7)(C) below:

Years of Vesting Service	Vested Interest
0	100

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

(B)	The vesting schedule specified in (a)(7)(A) above applies to the following class of Participants:

Participants that merged from the CommScope, Inc. Retirement Savings Plan on 01/01/2026 with  employer contributions attributable to the Andrew Profit Sharing trust prior to 12/31/2008.

(C)	The vesting schedule specified in (a)(7)(A) above applies to the following contributions:

Old ER/PS Money.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(8)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(8)(B) and the contributions described in (a)(8)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(8)(A) above applies to the following class of Participants:

Participants that merged from the CommScope, Inc. Retirement Savings Plan on 01/01/2026 with  matching contributions attributable to the Connectivity Solutions Manufacturing Retirement  Savings Plan immediately prior to 01/01/2006.

(C)	The vesting schedule specified in (a)(8)(A) above applies to the following contributions:

CSM Pre2006 Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(9)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(9)(B) and the contributions described in (a)(9)(C) below:

Years of Vesting Service	Vested Interest
0	0
1	20
2	40
3	60
4	80
5	100

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

(B)	The vesting schedule specified in (a)(9)(A) above applies to the following class of Participants:

Participants that merged from the PCTEL, Inc. 401(k) Plan on 01/01/2026 for the matching  contribution that was removed from the plan prior to this merger.

(C)	The vesting schedule specified in (a)(9)(A) above applies to the following contributions:

Prior ER Contributions.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(10)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(10)(B) and the contributions described in (a)(10)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(10)(A) above applies to the following class of Participants:

Participants who were in the Amphenol Subsidiaries 401(k) Plan and who merged into this Plan  effective 11-1-18 who were former GenRad participants in the Teradyne, Inc. Savings Plan (which  merged into the Amphenol Subsidiaries 401(k) Plan on 12-1-05.

(C)	The vesting schedule specified in (a)(10)(A) above applies to the following contributions:

Employer Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(11)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(11)(B) and the contributions described in (a)(11)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(11)(A) above applies to the following class of Participants:

The Amphenol Custom Cable Employees who merged into the plan on 11/29/2021.

(C)	The vesting schedule specified in (a)(11)(A) above applies to the following contributions:

Nonelective - Discretionary.

ER Discretionary Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(12)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(12)(B) and the contributions described in (a)(12)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(12)(A) above applies to the following class of Participants:

The Participants that merged into the Plan on 03/01/2021 from the Amphenol Affiliated Companies Employee Savings 401(k) Plan.

(C)	The vesting schedule specified in (a)(12)(A) above applies to the following contributions:

Nonelective - Discretionary.

ER Discretionary Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(13)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(13)(B) and the contributions described in (a)(13)(C) below:

Years of Vesting Service	Vested Interest
0	0
1	50
2	100

(B)	The vesting schedule specified in (a)(13)(A) above applies to the following class of Participants:

The Telect, Inc. Employees hired after 01/01/2001 and hired prior to 11/29/2021, who merged into the Plan on 11/29/2021.

(C)	The vesting schedule specified in (a)(13)(A) above applies to the following contributions:

Nonelective - Discretionary.

ER Discretionary Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

(14)	Additional different vesting schedule.
(A)	The following vesting schedule applies to the class of Participants described in (a)(14)(B) and the contributions described in (a)(14)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (a)(14)(A) above applies to the following class of Participants:

The Telect, Inc. Employees hired prior to 01/01/2001and merged into the Plan on 11/29/2021.

(C)	The vesting schedule specified in (a)(14)(A) above applies to the following contributions:

Nonelective - Discretionary.

ER Discretionary Match.

Note: The eligible group defined in (B) above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

MATCHING EMPLOYER CONTRIBUTIONS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)

Non-Discretionary Matching Employer Contributions - As indicated within the following for each group of “eligible” Participants, the Employer shall make a Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to the percentage, of the eligible contributions made by the “eligible” Participant during the Contribution Period:

(1)	☑ Flat Percentage Match
(A)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

All participants except employees covered by a collective bargaining agreement (International  Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney  Union); International Brotherhood of Electrical Workers, Local 2015 (Amphenol RF union); The  United Steelworkers, Local Union #9428 (TFC Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i) ☑	Contributions in excess of 8% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.
(ii) ☐	Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $ .

(B)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

Effective 1/1/2023, a union employee at International Association of Machinists and Aerospace  Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i) ☑	Contributions in excess of 8% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.
(ii) ☐	Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $ .

(C)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

Effective 1/1/2023, a union employee at The United Steelworkers, Local Union #9428 (TFC  Union).

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i) ☑	Contributions in excess of 8% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

(ii) ☐	Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $ .

(D)	Flat percentage match of 50% shall be allocated only to the “eligible” Participants described below:

Effective 1/1/2025, a union employee at International Brotherhood of Electrical Workers, Local  2015 (Amphenol RF union) hired or rehired on or after January 1, 2016.

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if any:

(i) ☑	Contributions in excess of 6% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.
(ii) ☐	Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $ .

(2)	☐ Tiered Match:
(A)	% of the first % of the “eligible” Participant’s Compensation contributed to the Plan,

                % of the next                 % of the “eligible” Participant’s Compensation contributed to the Plan,

                % of the next                 % of the “eligible” Participant’s Compensation contributed to the Plan shall be allocated only to the “eligible” Participants described below:

                         .

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above, if applicable:

(i) ☐	Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $ .

Note: The group of “eligible” Participants identified above must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401-1(b)(1)(ii).

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

(3)☐    Employees covered by the following collective bargaining agreement(s) shall only receive Employer Matching Contributions to the extent so indicated within each such agreement:

(4)☐    Employees covered by the following collective bargaining agreement(s) shall receive Employer Matching Contributions indicated within each such agreement in addition to any other Employer Matching Contributions to which they would be entitled pursuant to Section 1.11 of this Adoption Agreement:

(5)☐   Weighted Match

(A)        ☐     Service Weighted Match:

Years of Vesting Service	Matching Percentage

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

For this purpose, years of Vesting Service will be determined as of the beginning of the:

(i) ☐	Plan Year for which the Matching Employer Contribution is made.
(ii) ☐	Contribution Period for which the Matching Employer Contribution is made.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

(B)☐Age Weighted Match:

Age	Matching Percentage

For this purpose, age will be determined as of the beginning of the:

(i) ☐	Plan Year for which the Matching Employer Contribution is made.
(ii) ☐	Contribution Period for which the Matching Employer Contribution is made.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

(C)☐Age and Service Weighted Match:

Total Years of Age and Vesting Service	Matching Percentage

For this purpose, age and years of Vesting Service will be determined as of the beginning of the:

(i) ☐	Plan Year for which the Matching Employer Contribution is made.
(ii) ☐	Contribution Period for which the Matching Employer Contribution is made.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.

IN-SERVICE WITHDRAWALS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)

Other In-Service Withdrawal Provisions - In-service withdrawals from a Participant’s sub-accounts specified below shall be available to Participants who satisfy the requirements also specified below (Indicate whether any such withdrawals listed are only permissible when the amounts so withdrawn are to complete a rollover described in Subsection 1.09(b) of this Adoption Agreement resulting in such amounts being retained in the Plan and treated as “designated Roth contributions” for purposes of the Plan.):

In-service withdrawal of vested amounts attributable to Employer Contributions which were transferred from the Amphenol Subsidiaries 401(k) Plan into this Plan on 11-1-2018 subject to the restrictions listed belo.

A Disability In-Service Withdrawal is available from all accounts for participants that meet the definition of disability but do not have a termination of employment (the following restrictions under (a)(1) of the In-Service Withdrawals Addendum does not apply to the Disability In-Service Withdrawal).

In addition to the contribution sub-accounts available under the Active Military Distribution (HEART Act), Participants that merged into the Plan from PCTEL, Inc. 401(k) Plan on 01/01/2026 who are performing service in the uniformed services as described in Code Section 3401(h)(2)(A) shall, as long as that service in the uniformed services continues, have the option to request a distribution of all or any part of his or her Matching Contributions which were contributed for periods prior to such date. This withdrawal will be permitted from the portion of the Prior ER Contributions sub-account representing such Matching Contributions. (The restrictions under (a)(1) of the In-Service Withdrawals Addendum do not apply.).

Participants that merged into the Plan from the CommScope, Inc. Retirement Plan on 01/01/2026 who have not yet attained age 59 ½ may request a withdrawal from the matching contributions attributable to the Connectivity Solutions Manufacturing Retirement Savings Plan immediately prior to January 1, 2006, that transferred to the CommScope, Inc. Retirement Plan and subsequently transferred to this Plan. This withdrawal will be permitted from the CSM Pre2006 Match sub-account representing such matching contributions. (The restrictions under (a)(1) of the In-Service Withdrawals Addendum do not apply.).

(1)	The following restrictions apply to a Participant’s Account following an in-service withdrawal made pursuant to this subsection (cannot include any mandatory suspension of contributions restriction):

1.They were maintained in the Participants Account for a period of at least 24 months.   2. The Participant has 60 months of participation in the plan..

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1766488325AA
© 2020 FMR LLC
All rights reserved.